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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 --------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 16, 1996

SUPERIOR BANK FSB (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1996, providing for the issuance of AFC Mortgage Loan Asset Backed Certificates, Series 1996-3)


                                SUPERIOR BANK FSB
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             (Exact name of registrant as specified in its charter)


        United States                   333-4492               36-1414142
- ----------------------------          ------------        ----------------------
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
      of Incorporation)               File Number)        Identification Number)


            ONE LINCOLN CENTRE
        OAKBROOK TERRACE, ILLINOIS                    60181
        --------------------------                  ----------
          (Address of Principal                     (Zip Code)
            Executive Offices)


       Registrant's telephone number, including area code (708) 916-4000

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ITEM 5. OTHER EVENTS.

     The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 1995 and 1994 that are included in this Form 8-K have been audited by KPMG Peat Marwick LLP. The consent of KPMG Peat Marwick LLP to the inclusion of their audit report on such financial statements in this Form 8-K and their being named as "experts" in the Prospectus Supplement relating to AFC Mortgage Loan Asset Backed Certificates, Series 1996-3, is attached hereto as
Exhibit 23.1.

     The financial statements of FGIC as of December 31, 1995 and 1994 are attached hereto as Exhibit 99.1. The unaudited financial statements of FGIC as of June 30, 1996 are attached hereto as Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements.

           Not applicable.

     (b) Pro Forma Financial Information.

           Not Applicable.

     (c) Exhibits

                       Item 601(a) of
                       Regulation S-K
         Exhibit No.     Exhibit No.                 Description
         -----------   ---------------               -----------
            23.1             23           Consent of KPMG Peat Marwick LLP

            99.1             99           Financial statements of FGIC,
                                            December 31, 1995 and 1994

            99.2             99           Unaudited financial statements of
                                            FGIC at June 30, 1996



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         SUPERIOR BANK FSB


                                         By:  /s/   WILLIAM C. BRACKEN
                                             ----------------------------------
                                             Name:  William C. Bracken
                                             Title: Senior Vice President
                                                     and Chief Financial Officer


Dated:  September 16, 1996



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                                       -4-


                                  EXHIBIT INDEX

Exhibit       Description                                                   Page
- -------       -----------                                                   ----
 23.1         Consent of KPMG Peat Marwick LLP
 99.1         Financial statements of FGIC, December 31, 1995 and 1994
 99.2         Unaudited financial statements of FGIC at June 30, 1996